EXHIBIT 99.1
First Financial Bancorp Announces Second Quarter 2018 Results

Merger Completed Creating High Performing Midwestern Community Bank

Cincinnati, Ohio - July 19, 2018 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the second quarter of 2018.

For the three months ended June 30, 2018, the Company reported net income of $36.4 million, or $0.37 per diluted common share. These results compare to net income of $30.5 million, or $0.49 per diluted common share, for the first quarter of 2018 and $22.7 million, or $0.37 per diluted common share, for the second quarter of 2017. During the quarter the Company incurred $24.3 million in merger related expenses, which reduced earnings per diluted common share by $0.20. For the six months ended June 30, 2018, First Financial had earnings per diluted common share of $0.83 compared to $0.76 for the same period in 2017.

Return on average assets for the second quarter of 2018 was 1.05% while return on average tangible common equity was 13.71%. These compare to a return on average assets of 1.40% and return on average tangible common equity of 17.17% in the first quarter of 2018 and a return on average assets of 1.06% and a return on average tangible common equity of 13.42% in the second quarter of 2017. On an adjusted(1) basis, second quarter return on average assets was 1.60% and return on tangible common equity was 20.94%.

Archie Brown, President and Chief Executive Officer, commented, “We are very pleased with our performance in the second quarter, which reflects our emerging potential as a combined company. After taking into account adjustments(1) for merger related items, our 111th consecutive quarter of profitability was highlighted by strong earnings, in addition to top quartile return on assets and return on tangible common equity."

Second quarter 2018 highlights include:

•	After adjustments1) for merger related items:

◦	Net income of $0.57 per diluted common share

◦	1.60% return on average assets

◦	20.94% return on average tangible common equity

•	Net interest income of $124.0 million

◦	Net interest margin increased 30 basis points from the linked quarter to 4.10% on a GAAP basis; 4.15% on a fully tax equivalent basis(1)

•	Noninterest expenses of $102.8 million, or $78.8 million as adjusted(1)

◦	Efficiency ratio of 67.50% for the second quarter; 51.66% as adjusted(1)

•	Stable credit performance with provision expense of $3.7 million; annualized net charge-offs of 18 basis points as a percentage of average loans

Archie Brown further commented, "The second quarter was also highlighted by margin expansion, improved adjusted efficiency and stable credit quality. Loan growth fell short of our initial expectations as a result of lower loan originations combined with higher prepayment activity, however we anticipate our loan growth trends will gradually improve in the second half of this year."
____________________________________________________________________________________________

(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Mr. Brown concluded, "We believe we are well positioned to capitalize on the earnings momentum generated during the second quarter and close the year on a strong note. With the majority of merger-related activity behind us, our focus is on maximizing remaining synergies and implementing strategic initiatives that produce top quartile returns, while continuing to deliver the value and service that our clients, communities and shareholders have come to expect."

Full detail of the Company’s second quarter and year to date performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 20, 2018 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10121859. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

2

Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2018, the Company had $13.9 billion in assets, $8.9 billion in loans, $10.1 billion in deposits and $2.0 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.7 billion in assets under management as of June 30, 2018. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operated 158 banking centers as of June 30, 2018, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Lynda Crossan
Chief Financial Officer                    Marketing Director
(513) 887-5400                        (513) 979-5817
InvestorRelations@bankatfirst.com            Lynda.Crossan@bankatfirst.com

3

Selected Financial Information
June 30, 2018
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,
	2018	2018	2017	2017	2017	2018	2017
RESULTS OF OPERATIONS
Net income	$36,418	$30,506	$24,811	$24,826	$22,736	$66,924	$47,150
Net earnings per share - basic	$0.37	$0.49	$0.40	$0.40	$0.37	$0.84	$0.77
Net earnings per share - diluted	$0.37	$0.49	$0.40	$0.40	$0.37	$0.83	$0.76
Dividends declared per share	$0.19	$0.19	$0.17	$0.17	$0.17	$0.38	$0.34

KEY FINANCIAL RATIOS
Return on average assets	1.05%	1.40%	1.13%	1.13%	1.06%	1.18%	1.12%
Return on average shareholders' equity	7.36%	13.31%	10.70%	10.85%	10.25%	9.25%	10.80%
Return on average tangible shareholders' equity	13.71%	17.17%	13.85%	14.10%	13.42%	24.94%	14.18%

Net interest margin	4.10%	3.80%	3.75%	3.50%	3.50%	3.98%	3.56%
Net interest margin (fully tax equivalent) (1)	4.15%	3.84%	3.82%	3.57%	3.56%	4.03%	3.63%

Ending shareholders' equity as a percent of ending assets	14.36%	10.56%	10.46%	10.44%	10.31%	14.36%	10.31%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.30%	8.41%	8.30%	8.25%	8.09%	8.30%	8.09%
Risk-weighted assets	10.52%	10.09%	10.15%	9.95%	9.92%	10.52%	9.92%

Average shareholders' equity as a percent of average assets	14.23%	10.53%	10.54%	10.42%	10.36%	12.80%	10.36%
Average tangible shareholders' equity as a percent of
average tangible assets	8.18%	8.36%	8.34%	8.21%	8.12%	5.16%	8.09%

Book value per share	$20.40	$15.11	$14.99	$14.74	$14.45	$20.40	$14.45
Tangible book value per share	$11.01	$11.75	$11.62	$11.36	$11.07	$11.01	$11.07

Common equity tier 1 ratio (2)	11.15%	10.77%	10.63%	10.53%	10.54%	11.15%	10.54%
Tier 1 ratio (2)	11.55%	10.77%	10.63%	10.53%	10.54%	11.55%	10.54%
Total capital ratio (2)	13.36%	13.17%	13.07%	12.98%	13.05%	13.36%	13.05%
Leverage ratio (2)	9.05%	9.00%	8.84%	8.74%	8.69%	9.05%	8.69%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$8,933,400	$6,016,492	$5,952,290	$5,902,053	$5,789,610	$7,483,004	$5,763,208
FDIC indemnification asset	—	1,502	7,413	8,932	10,327	747	10,920
Investment securities	3,157,339	2,042,781	2,020,040	2,041,785	2,035,334	2,603,139	1,971,372
Interest-bearing deposits with other banks	29,261	27,073	25,357	37,199	20,293	28,173	30,582
Total earning assets	$12,120,000	$8,087,848	$8,005,100	$7,989,969	$7,855,564	$10,115,063	$7,776,082
Total assets	$13,940,322	$8,830,176	$8,731,956	$8,716,917	$8,582,961	$11,399,366	$8,496,496
Noninterest-bearing deposits	$2,421,230	$1,570,572	$1,637,228	$1,510,032	$1,513,995	$1,998,251	$1,506,587
Interest-bearing deposits	7,961,405	5,332,740	5,202,412	5,170,365	5,056,223	6,654,334	4,999,808
Total deposits	$10,382,635	$6,903,312	$6,839,640	$6,680,397	$6,570,218	$8,652,585	$6,506,395
Borrowings	$1,408,024	$866,848	$842,211	$999,818	$995,132	$1,138,931	$981,803
Shareholders' equity	$1,984,055	$929,474	$920,194	$908,057	$889,604	$1,459,678	$880,460

CREDIT QUALITY RATIOS
Allowance to ending loans	0.61%	0.89%	0.90%	0.91%	0.93%	0.61%	0.93%
Allowance to nonaccrual loans	133.65%	179.57%	224.32%	181.07%	150.05%	133.65%	150.05%
Allowance to nonperforming loans	86.80%	120.24%	129.77%	109.48%	96.77%	86.80%	96.77%
Nonperforming loans to total loans	0.70%	0.74%	0.69%	0.83%	0.97%	0.70%	0.97%
Nonperforming assets to ending loans, plus OREO	0.72%	0.76%	0.74%	0.89%	1.07%	0.72%	1.07%
Nonperforming assets to total assets	0.46%	0.52%	0.50%	0.60%	0.72%	0.46%	0.72%
Classified assets to total assets	1.00%	0.98%	0.98%	1.08%	1.13%	1.00%	1.13%
Net charge-offs to average loans (annualized)	0.18%	0.13%	0.02%	0.22%	0.13%	0.16%	0.14%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) June 30, 2018 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	Jun. 30,			Jun. 30,
	2018	2017	% Change	2018	2017	% Change
Interest income
Loans and leases, including fees	$122,290	$67,748	80.5%	$197,210	$134,616	46.5%
Investment securities
Taxable	20,844	12,598	65.5%	34,514	24,206	42.6%
Tax-exempt	4,068	1,457	179.2%	5,725	2,810	103.7%
Total investment securities interest	24,912	14,055	77.2%	40,239	27,016	48.9%
Other earning assets	177	(1,014)	117.5%	284	(2,015)	114.1%
Total interest income	147,379	80,789	82.4%	237,733	159,617	48.9%

Interest expense
Deposits	14,794	8,679	70.5%	25,092	15,604	60.8%
Short-term borrowings	4,132	2,051	101.5%	6,795	3,483	95.1%
Long-term borrowings	4,474	1,539	190.7%	6,055	3,078	96.7%
Total interest expense	23,400	12,269	90.7%	37,942	22,165	71.2%
Net interest income	123,979	68,520	80.9%	199,791	137,452	45.4%
Provision for loan and lease losses	3,735	467	699.8%	6,038	834	624.0%
Net interest income after provision for loan and lease losses	120,244	68,053	76.7%	193,753	136,618	41.8%

Noninterest income
Service charges on deposit accounts	9,568	4,772	100.5%	14,607	9,416	55.1%
Trust and wealth management fees	3,697	3,405	8.6%	7,651	7,152	7.0%
Bankcard income	5,343	3,501	52.6%	8,737	6,636	31.7%
Client derivative fees	1,463	1,489	(1.7)%	3,220	2,592	24.2%
Net gains from sales of loans	2,316	1,327	74.5%	2,904	2,543	14.2%
Net gains (losses) on sale of investment securities	(30)	838	(103.6)%	(30)	1,354	(102.2)%
Other	5,899	2,122	178.0%	8,105	5,125	58.1%
Total noninterest income	28,256	17,454	61.9%	45,194	34,818	29.8%

Noninterest expenses
Salaries and employee benefits	55,531	31,544	76.0%	86,633	63,294	36.9%
Net occupancy	6,631	4,302	54.1%	11,128	8,817	26.2%
Furniture and equipment	5,298	2,136	148.0%	7,338	4,313	70.1%
Data processing	14,304	3,501	308.6%	17,976	6,799	164.4%
Marketing	2,644	982	169.2%	3,445	1,492	130.9%
Communication	1,118	468	138.9%	1,577	915	72.3%
Professional services	5,659	1,469	285.2%	7,857	3,227	143.5%
State intangible tax	1,078	721	49.5%	1,843	1,442	27.8%
FDIC assessments	1,323	1,018	30.0%	2,217	1,950	13.7%
Loss (gain) - other real estate owned	(283)	162	(274.7)%	(206)	186	(210.8)%
Other	9,452	5,253	79.9%	15,235	10,166	49.9%
Total noninterest expenses	102,755	51,556	99.3%	155,043	102,601	51.1%
Income before income taxes	45,745	33,951	34.7%	83,904	68,835	21.9%
Income tax expense	9,327	11,215	(16.8)%	16,980	21,685	(21.7)%
Net income	$36,418	$22,736	60.2%	$66,924	$47,150	41.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.37		$0.84	$0.77
Net earnings per share - diluted	$0.37	$0.37		$0.83	$0.76
Dividends declared per share	$0.19	$0.17		$0.38	$0.34

Return on average assets	1.05%	1.06%		1.18%	1.12%
Return on average shareholders' equity	7.36%	10.25%		9.25%	10.80%

Interest income	$147,379	$80,789	82.4%	$237,733	$159,617	48.9%
Tax equivalent adjustment	1,420	1,294	9.7%	2,138	2,519	(15.1)%
Interest income - tax equivalent	148,799	82,083	81.3%	239,871	162,136	47.9%
Interest expense	23,400	12,269	90.7%	37,942	22,165	71.2%
Net interest income - tax equivalent	$125,399	$69,814	79.6%	$201,929	$139,971	44.3%

Net interest margin	4.10%	3.50%		3.98%	3.56%
Net interest margin (fully tax equivalent) (1)	4.15%	3.56%		4.03%	3.63%

Full-time equivalent employees	2,118	1,429

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2018
	Second	First	Full	% Change
	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$122,290	$74,920	$197,210	63.2%
Investment securities
Taxable	20,844	13,670	34,514	52.5%
Tax-exempt	4,068	1,657	5,725	145.5%
Total investment securities interest	24,912	15,327	40,239	62.5%
Other earning assets	177	107	284	65.4%
Total interest income	147,379	90,354	237,733	63.1%

Interest expense
Deposits	14,794	10,298	25,092	43.7%
Short-term borrowings	4,132	2,663	6,795	55.2%
Long-term borrowings	4,474	1,581	6,055	183.0%
Total interest expense	23,400	14,542	37,942	60.9%
Net interest income	123,979	75,812	199,791	63.5%
Provision for loan and lease losses	3,735	2,303	6,038	62.2%
Net interest income after provision for loan and lease losses	120,244	73,509	193,753	63.6%

Noninterest income
Service charges on deposit accounts	9,568	5,039	14,607	89.9%
Trust and wealth management fees	3,697	3,954	7,651	(6.5)%
Bankcard income	5,343	3,394	8,737	57.4%
Client derivative fees	1,463	1,757	3,220	(16.7)%
Net gains from sales of loans	2,316	588	2,904	293.9%
Net gains (losses) on sale of investment securities	(30)	0	(30)	N/M
Other	5,899	2,206	8,105	167.4%
Total noninterest income	28,256	16,938	45,194	66.8%

Noninterest expenses
Salaries and employee benefits	55,531	31,102	86,633	78.5%
Net occupancy	6,631	4,497	11,128	47.5%
Furniture and equipment	5,298	2,040	7,338	159.7%
Data processing	14,304	3,672	17,976	289.5%
Marketing	2,644	801	3,445	230.1%
Communication	1,118	459	1,577	143.6%
Professional services	5,659	2,198	7,857	157.5%
State intangible tax	1,078	765	1,843	40.9%
FDIC assessments	1,323	894	2,217	48.0%
Loss (gain) - other real estate owned	(283)	77	(206)	(467.5)%
Other	9,452	5,783	15,235	63.4%
Total noninterest expenses	102,755	52,288	155,043	96.5%
Income before income taxes	45,745	38,159	83,904	19.9%
Income tax expense	9,327	7,653	16,980	21.9%
Net income	$36,418	$30,506	$66,924	19.4%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.49	$0.84
Net earnings per share - diluted	$0.37	$0.49	$0.83
Dividends declared per share	$0.19	$0.19	$0.38

Return on average assets	1.05%	1.40%	1.18%
Return on average shareholders' equity	7.36%	13.31%	9.25%

Interest income	$147,379	$90,354	$237,733	63.1%
Tax equivalent adjustment	1,420	718	2,138	97.8%
Interest income - tax equivalent	148,799	91,072	239,871	63.4%
Interest expense	23,400	14,542	37,942	60.9%
Net interest income - tax equivalent	$125,399	$76,530	$201,929	63.9%

Net interest margin	4.10%	3.80%	3.98%
Net interest margin (fully tax equivalent) (1)	4.15%	3.84%	4.03%

Full-time equivalent employees	2,118	1,289

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2017
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$74,347	$71,148	$67,748	$66,868	$280,111
Investment securities
Taxable	13,212	13,150	12,598	11,608	50,568
Tax-exempt	1,571	1,537	1,457	1,353	5,918
Total investment securities interest	14,783	14,687	14,055	12,961	56,486
Other earning assets	(592)	(917)	(1,014)	(1,001)	(3,524)
Total interest income	88,538	84,918	80,789	78,828	333,073

Interest expense
Deposits	9,243	10,335	8,679	6,925	35,182
Short-term borrowings	2,144	2,566	2,051	1,432	8,193
Long-term borrowings	1,537	1,538	1,539	1,539	6,153
Total interest expense	12,924	14,439	12,269	9,896	49,528
Net interest income	75,614	70,479	68,520	68,932	283,545
Provision for loan and lease losses	(205)	2,953	467	367	3,582
Net interest income after provision for loan and lease losses	75,819	67,526	68,053	68,565	279,963

Noninterest income
Service charges on deposit accounts	5,190	5,169	4,772	4,644	19,775
Trust and wealth management fees	3,597	3,324	3,405	3,747	14,073
Bankcard income	3,390	3,272	3,501	3,135	13,298
Client derivative fees	2,047	1,779	1,489	1,103	6,418
Net gains from sales of loans	1,171	1,455	1,327	1,216	5,169
Net gains on sale of investment securities	19	276	838	516	1,649
Other	2,968	7,667	2,122	3,003	15,760
Total noninterest income	18,382	22,942	17,454	17,364	76,142

Noninterest expenses
Salaries and employee benefits	35,439	33,827	31,544	31,750	132,560
Net occupancy	4,252	4,328	4,302	4,515	17,397
Furniture and equipment	1,969	2,161	2,136	2,177	8,443
Data processing	3,768	3,455	3,501	3,298	14,022
Marketing	1,060	649	982	510	3,201
Communication	474	430	468	447	1,819
Professional services	9,766	2,030	1,469	1,758	15,023
State intangible tax	492	721	721	721	2,655
FDIC assessments	943	1,051	1,018	932	3,944
Loss (gain) - other real estate owned	219	237	162	24	642
Other	24,516	5,554	5,253	4,913	40,236
Total noninterest expenses	82,898	54,443	51,556	51,045	239,942
Income before income taxes	11,303	36,025	33,951	34,884	116,163
Income tax expense (benefit)	(13,508)	11,199	11,215	10,470	19,376
Net income	$24,811	$24,826	$22,736	$24,414	$96,787

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.40	$0.37	$0.40	$1.57
Net earnings per share - diluted	$0.40	$0.40	$0.37	$0.39	$1.56
Dividends declared per share	$0.17	$0.17	$0.17	$0.17	$0.68

Return on average assets	1.13%	1.13%	1.06%	1.18%	1.12%
Return on average shareholders' equity	10.70%	10.85%	10.25%	11.36%	10.78%

Interest income	$88,538	$84,918	$80,789	$78,828	$333,073
Tax equivalent adjustment	1,387	1,353	1,294	1,225	5,259
Interest income - tax equivalent	89,925	86,271	82,083	80,053	338,332
Interest expense	12,924	14,439	12,269	9,896	49,528
Net interest income - tax equivalent	$77,001	$71,832	$69,814	$70,157	$288,804

Net interest margin	3.75%	3.50%	3.50%	3.63%	3.59%
Net interest margin (fully tax equivalent) (1)	3.82%	3.57%	3.56%	3.70%	3.66%

Full-time equivalent employees	1,304	1,363	1,429	1,424

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	% Change	% Change
	2018	2018	2017	2017	2017	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$216,667	$116,581	$150,650	$117,840	$117,478	85.9%	84.4%
Interest-bearing deposits with other banks	37,915	10,200	33,974	34,787	29,839	271.7%	27.1%
Investment securities available-for-sale	2,654,909	1,359,381	1,349,408	1,286,770	1,298,578	95.3%	104.4%
Investment securities held-to-maturity	443,957	633,722	654,008	669,816	696,269	(29.9)%	(36.2)%
Other investments	95,004	53,070	53,140	53,198	53,285	79.0%	78.3%
Loans held for sale	15,821	8,048	11,502	16,466	11,939	96.6%	32.5%
Loans and leases
Commercial and industrial	2,440,596	1,943,741	1,912,743	1,886,093	1,824,589	25.6%	33.8%
Lease financing	96,198	81,617	89,347	86,014	88,152	17.9%	9.1%
Construction real estate	555,468	494,665	467,730	420,941	443,112	12.3%	25.4%
Commercial real estate	3,888,993	2,544,051	2,490,091	2,523,387	2,471,655	52.9%	57.3%
Residential real estate	918,904	468,584	471,391	477,964	490,398	96.1%	87.4%
Home equity	835,031	483,643	493,604	494,342	464,066	72.7%	79.9%
Installment	100,726	39,248	41,586	43,650	47,654	156.6%	111.4%
Credit card	48,665	46,472	46,691	44,646	44,139	4.7%	10.3%
Total loans	8,884,581	6,102,021	6,013,183	5,977,037	5,873,765	45.6%	51.3%
Less:
Allowance for loan and lease losses	54,076	54,380	54,021	54,534	54,873	(0.6)%	(1.5)%
Net loans	8,830,505	6,047,641	5,959,162	5,922,503	5,818,892	46.0%	51.8%
Premises and equipment	223,950	127,046	125,036	126,790	128,956	76.3%	73.7%
Goodwill and other intangibles	918,618	209,053	209,379	209,730	210,045	339.4%	337.3%
Accrued interest and other assets	466,783	333,687	350,664	323,789	344,761	39.9%	35.4%
Total Assets	$13,904,129	$8,898,429	$8,896,923	$8,761,689	$8,710,042	56.3%	59.6%

LIABILITIES
Deposits
Interest-bearing demand	$2,440,088	$1,442,399	$1,453,463	$1,518,011	$1,496,173	69.2%	63.1%
Savings	3,087,683	2,450,196	2,462,420	2,434,086	2,398,262	26.0%	28.7%
Time	2,104,044	1,545,273	1,317,105	1,188,597	1,097,911	36.2%	91.6%
Total interest-bearing deposits	7,631,815	5,437,868	5,232,988	5,140,694	4,992,346	40.3%	52.9%
Noninterest-bearing	2,471,932	1,572,636	1,662,058	1,585,396	1,476,563	57.2%	67.4%
Total deposits	10,103,747	7,010,504	6,895,046	6,726,090	6,468,909	44.1%	56.2%
Federal funds purchased and securities sold
under agreements to repurchase	88,070	56,732	72,265	45,532	130,633	55.2%	(32.6)%
FHLB short-term borrowings	1,100,233	601,600	742,300	818,200	957,700	82.9%	14.9%
Total short-term borrowings	1,188,303	658,332	814,565	863,732	1,088,333	80.5%	9.2%
Long-term debt	469,423	169,695	119,654	119,615	119,669	176.6%	292.3%
Total borrowed funds	1,657,726	828,027	934,219	983,347	1,208,002	100.2%	37.2%
Accrued interest and other liabilities	145,757	119,913	136,994	137,298	135,014	21.6%	8.0%
Total Liabilities	11,907,230	7,958,444	7,966,259	7,846,735	7,811,925	49.6%	52.4%

SHAREHOLDERS' EQUITY
Common stock	1,616,534	571,457	573,109	571,750	569,302	182.9%	184.0%
Retained earnings	533,319	515,498	491,847	477,588	463,250	3.5%	15.1%
Accumulated other comprehensive loss	(43,008)	(34,683)	(20,390)	(20,379)	(22,222)	24.0%	93.5%
Treasury stock, at cost	(109,946)	(112,287)	(113,902)	(114,005)	(112,213)	(2.1)%	(2.0)%
Total Shareholders' Equity	1,996,899	939,985	930,664	914,954	898,117	112.4%	122.3%
Total Liabilities and Shareholders' Equity	$13,904,129	$8,898,429	$8,896,923	$8,761,689	$8,710,042	56.3%	59.6%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
ASSETS
Cash and due from banks	$224,824	$116,095	$121,792	$111,984	$116,123	$170,760	$115,922
Federal funds sold	786	0	0	0	0	395	0
Interest-bearing deposits with other banks	28,475	27,073	25,357	37,199	20,293	27,778	30,582
Investment securities	3,157,339	2,042,781	2,020,040	2,041,785	2,035,334	2,603,139	1,971,372
Loans held for sale	14,462	9,171	12,572	12,705	9,243	11,831	8,687
Loans and leases
Commercial and industrial	3,376,922	1,897,726	1,857,546	1,843,677	1,778,523	2,641,410	1,780,664
Lease financing	90,896	86,755	84,635	85,649	86,880	88,837	88,207
Construction real estate	537,671	483,930	449,195	408,373	447,716	510,949	430,970
Commercial real estate	3,045,458	2,495,604	2,487,149	2,497,170	2,418,355	2,772,050	2,404,258
Residential real estate	901,803	468,855	477,454	489,508	490,709	686,525	494,042
Home equity	771,352	487,073	494,804	473,988	462,431	629,998	461,133
Installment	146,640	40,409	42,283	45,911	51,275	93,818	51,000
Credit card	48,196	46,969	46,652	45,072	44,478	47,586	44,247
Total loans	8,918,938	6,007,321	5,939,718	5,889,348	5,780,367	7,471,173	5,754,521
Less:
Allowance for loan and lease losses	55,318	55,016	55,279	55,326	57,379	55,168	57,917
Net loans	8,863,620	5,952,305	5,884,439	5,834,022	5,722,988	7,416,005	5,696,604
Premises and equipment	230,475	126,016	126,310	128,539	131,654	178,534	132,017
Goodwill and other intangibles	921,419	209,244	209,571	209,933	210,215	567,299	210,363
Accrued interest and other assets	498,922	347,491	331,875	340,750	337,111	423,625	330,949
Total Assets	$13,940,322	$8,830,176	$8,731,956	$8,716,917	$8,582,961	$11,399,366	$8,496,496

LIABILITIES
Deposits
Interest-bearing demand	$2,573,150	$1,415,603	$1,502,245	$1,494,367	$1,483,186	$1,997,574	$1,483,803
Savings	3,196,059	2,450,697	2,518,771	2,494,592	2,408,950	2,825,437	2,317,338
Time	2,192,196	1,466,440	1,181,396	1,181,406	1,164,087	1,831,323	1,198,667
Total interest-bearing deposits	7,961,405	5,332,740	5,202,412	5,170,365	5,056,223	6,654,334	4,999,808
Noninterest-bearing	2,421,230	1,570,572	1,637,228	1,510,032	1,513,995	1,998,251	1,506,587
Total deposits	10,382,635	6,903,312	6,839,640	6,680,397	6,570,218	8,652,585	6,506,395
Federal funds purchased and securities sold
under agreements to repurchase	97,708	72,865	57,131	71,315	62,893	85,355	75,401
FHLB short-term borrowings	818,909	667,641	660,859	808,842	812,588	743,693	786,774
Total short-term borrowings	916,617	740,506	717,990	880,157	875,481	829,048	862,175
Long-term debt	491,407	126,342	124,221	119,661	119,651	309,883	119,628
Total borrowed funds	1,408,024	866,848	842,211	999,818	995,132	1,138,931	981,803
Accrued interest and other liabilities	165,608	130,542	129,911	128,645	128,007	148,172	127,838
Total Liabilities	11,956,267	7,900,702	7,811,762	7,808,860	7,693,357	9,939,688	7,616,036

SHAREHOLDERS' EQUITY
Common stock	1,616,531	572,915	572,392	570,216	568,654	1,097,606	569,352
Retained earnings	517,548	503,140	483,554	470,591	456,648	510,384	449,416
Accumulated other comprehensive loss	(39,117)	(33,285)	(21,740)	(19,940)	(23,414)	(36,217)	(25,480)
Treasury stock, at cost	(110,907)	(113,296)	(114,012)	(112,810)	(112,284)	(112,095)	(112,828)
Total Shareholders' Equity	1,984,055	929,474	920,194	908,057	889,604	1,459,678	880,460
Total Liabilities and Shareholders' Equity	$13,940,322	$8,830,176	$8,731,956	$8,716,917	$8,582,961	$11,399,366	$8,496,496

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	June 30, 2018		March 31, 2018		June 30, 2017		June 30, 2018		June 30, 2017
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,157,339	3.16%	$2,042,781	3.04%	$2,035,334	2.77%	$2,603,139	3.12%	$1,971,372	2.76%
Interest-bearing deposits with other banks	29,261	2.43%	27,073	1.60%	20,293	1.11%	28,173	2.03%	30,582	0.90%
Gross loans (1)	8,933,400	5.49%	6,017,994	5.05%	5,799,937	4.61%	7,483,751	5.31%	5,774,128	4.63%
Total earning assets	12,120,000	4.88%	8,087,848	4.53%	7,855,564	4.13%	10,115,063	4.74%	7,776,082	4.14%

Nonearning assets
Allowance for loan and lease losses	(55,318)		(55,016)		(57,379)		(55,168)		(57,917)
Cash and due from banks	224,824		116,095		116,123		170,760		115,922
Accrued interest and other assets	1,650,816		681,249		668,653		1,168,711		662,409
Total assets	$13,940,322		$8,830,176		$8,582,961		$11,399,366		$8,496,496

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,573,150	0.36%	$1,415,603	0.37%	$1,483,186	0.27%	$1,997,574	0.37%	$1,483,803	0.23%
Savings	3,196,059	0.54%	2,450,697	0.64%	2,408,950	0.69%	2,825,437	0.58%	2,317,338	0.59%
Time	2,192,196	1.50%	1,466,440	1.41%	1,164,087	1.23%	1,831,323	1.47%	1,198,667	1.20%
Total interest-bearing deposits	7,961,405	0.75%	5,332,740	0.78%	5,056,223	0.69%	6,654,334	0.76%	4,999,808	0.63%
Borrowed funds
Short-term borrowings	916,617	1.81%	740,506	1.46%	875,481	0.94%	829,048	1.65%	862,175	0.81%
Long-term debt	491,407	3.65%	126,342	5.07%	119,651	5.16%	309,883	3.94%	119,628	5.19%
Total borrowed funds	1,408,024	2.45%	866,848	1.99%	995,132	1.45%	1,138,931	2.28%	981,803	1.35%
Total interest-bearing liabilities	9,369,429	1.00%	6,199,588	0.95%	6,051,355	0.81%	7,793,265	0.98%	5,981,611	0.75%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,421,230		1,570,572		1,513,995		1,998,251		1,506,587
Other liabilities	165,608		130,542		128,007		148,172		127,838
Shareholders' equity	1,984,055		929,474		889,604		1,459,678		880,460
Total liabilities & shareholders' equity	$13,940,322		$8,830,176		$8,582,961		$11,399,366		$8,496,496

Net interest income	$123,979		$75,812		$68,520		$199,791		$137,452
Net interest spread		3.88%		3.58%		3.32%		3.76%		3.39%
Net interest margin		4.10%		3.80%		3.50%		3.98%		3.56%

Tax equivalent adjustment		0.05%		0.04%		0.06%		0.05%		0.07%
Net interest margin (fully tax equivalent)		4.15%		3.84%		3.56%		4.03%		3.63%

(1) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$614	$8,971	$9,585	$2,004	$8,853	$10,857	$3,457	$9,766	$13,223
Interest-bearing deposits with other banks	55	15	70	67	54	121	171	(24)	147
Gross loans (2)	6,555	40,815	47,370	12,718	42,894	55,612	19,694	45,052	64,746
Total earning assets	7,224	49,801	57,025	14,789	51,801	66,590	23,322	54,794	78,116

Interest-bearing liabilities
Total interest-bearing deposits	$(498)	$4,994	$4,496	$717	$5,398	$6,115	$3,249	$6,239	$9,488
Borrowed funds
Short-term borrowings	638	831	1,469	1,896	185	2,081	3,584	(272)	3,312
Long-term debt	(443)	3,336	2,893	(450)	3,385	2,935	(741)	3,718	2,977
Total borrowed funds	195	4,167	4,362	1,446	3,570	5,016	2,843	3,446	6,289
Total interest-bearing liabilities	(303)	9,161	8,858	2,163	8,968	11,131	6,092	9,685	15,777
Net interest income (1)	$7,527	$40,640	$48,167	$12,626	$42,833	$55,459	$17,230	$45,109	$62,339

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2018	2018	2017	2017	2017	2018	2017
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$54,380	$54,021	$54,534	$54,873	$56,326	$54,021	$57,961
Provision for loan and lease losses	3,735	2,303	(205)	2,953	467	6,038	834
Gross charge-offs
Commercial and industrial	4,356	885	1,264	4,122	3,065	5,241	4,808
Construction real estate	0	0	1	0	0	0	0
Commercial real estate	78	2,176	10	58	485	2,254	970
Residential real estate	101	96	128	23	223	197	284
Home equity	385	242	278	71	384	627	564
Installment	218	16	26	24	126	234	175
Credit card	684	254	209	201	215	938	447
Total gross charge-offs	5,822	3,669	1,916	4,499	4,498	9,491	7,248
Recoveries
Commercial and industrial	518	436	370	325	693	954	955
Lease financing	1	0	0	0	1	1	1
Construction real estate	0	0	0	0	89	0	89
Commercial real estate	887	752	480	585	1,398	1,639	1,654
Residential real estate	70	26	77	70	59	96	68
Home equity	187	429	589	110	222	616	328
Installment	82	48	46	74	43	130	114
Credit card	38	34	46	43	73	72	117
Total recoveries	1,783	1,725	1,608	1,207	2,578	3,508	3,326
Total net charge-offs	4,039	1,944	308	3,292	1,920	5,983	3,922
Ending allowance for loan and lease losses	$54,076	$54,380	$54,021	$54,534	$54,873	$54,076	$54,873

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.46%	0.10%	0.19%	0.82%	0.53%	0.33%	0.44%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	0.00%	0.00%	0.00%	0.00%	(0.08)%	0.00%	(0.04)%
Commercial real estate	(0.11)%	0.23%	(0.07)%	(0.08)%	(0.15)%	0.04%	(0.06)%
Residential real estate	0.01%	0.06%	0.04%	(0.04)%	0.13%	0.03%	0.09%
Home equity	0.10%	(0.16)%	(0.25)%	(0.03)%	0.14%	0.00%	0.10%
Installment	0.37%	(0.32)%	(0.19)%	(0.43)%	0.65%	0.22%	0.24%
Credit card	5.38%	1.90%	1.39%	1.39%	1.28%	3.67%	1.50%
Total net charge-offs	0.18%	0.13%	0.02%	0.22%	0.13%	0.16%	0.14%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$3,448	$6,275	$5,229	$9,026	$15,099	$3,448	$15,099
Lease financing	0	0	82	87	94	0	94
Construction real estate	24	26	29	824	1,075	24	1,075
Commercial real estate	21,593	16,878	10,616	12,244	12,617	21,593	12,617
Residential real estate	9,278	3,324	4,140	4,333	4,442	9,278	4,442
Home equity	5,820	3,484	3,743	3,364	2,937	5,820	2,937
Installment	299	296	243	240	307	299	307
Nonaccrual loans	40,462	30,283	24,082	30,118	36,571	40,462	36,571
Accruing troubled debt restructurings (TDRs)	21,839	14,943	17,545	19,692	20,135	21,839	20,135
Total nonperforming loans	62,301	45,226	41,627	49,810	56,706	62,301	56,706
Other real estate owned (OREO)	1,853	1,065	2,781	3,116	5,961	1,853	5,961
Total nonperforming assets	64,154	46,291	44,408	52,926	62,667	64,154	62,667
Accruing loans past due 90 days or more	311	529	61	84	124	311	124
Total underperforming assets	$64,465	$46,820	$44,469	$53,010	$62,791	$64,465	$62,791
Total classified assets	$139,300	$87,577	$87,293	$94,320	$98,391	$139,300	$98,391

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	133.65%	179.57%	224.32%	181.07%	150.05%	133.65%	150.05%
Nonperforming loans	86.80%	120.24%	129.77%	109.48%	96.77%	86.80%	96.77%
Total ending loans	0.61%	0.89%	0.90%	0.91%	0.93%	0.61%	0.93%
Allowance to total loans	0.61%	0.89%	0.90%	0.91%	0.93%	0.61%	0.93%
Nonperforming loans to total loans	0.70%	0.74%	0.69%	0.83%	0.97%	0.70%	0.97%
Nonperforming assets to
Ending loans, plus OREO	0.72%	0.76%	0.74%	0.89%	1.07%	0.72%	1.07%
Total assets	0.46%	0.52%	0.50%	0.60%	0.72%	0.46%	0.72%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.48%	0.51%	0.45%	0.56%	0.72%	0.48%	0.72%
Total assets	0.30%	0.35%	0.30%	0.38%	0.49%	0.30%	0.49%
Classified assets to total assets	1.00%	0.98%	0.98%	1.08%	1.13%	1.00%	1.13%

(1) Nonaccrual loans include nonaccrual TDRs of $5.9 million, $6.0 million, $6.4 million, $9.1 million, and $9.4 million, as of June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	June. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2018	2018	2017	2017	2017	2018	2017
PER COMMON SHARE
Market Price
High	$33.55	$29.35	$29.15	$28.50	$28.95	$33.55	$28.95
Low	$28.10	$26.40	$25.30	$23.10	$25.05	$26.40	$25.05
Close	$30.65	$29.35	$26.35	$26.15	$27.70	$30.65	$27.70

Average shares outstanding - basic	97,347,533	61,654,686	61,595,629	61,577,619	61,543,478	79,599,709	61,471,347
Average shares outstanding - diluted	98,432,072	62,180,744	62,131,840	62,189,637	62,234,022	80,629,495	62,187,473
Ending shares outstanding	97,904,897	62,213,823	62,069,087	62,061,465	62,141,071	97,904,897	62,141,071

Total shareholders' equity	$1,996,899	$939,985	$930,664	$914,954	$898,117	$1,996,899	$898,117

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,142,718	$779,491	$755,735	$746,730	$731,024	$1,142,718	$731,024
Common equity tier 1 capital ratio	11.15%	10.77%	10.63%	10.53%	10.54%	11.15%	10.54%
Tier 1 capital	$1,184,471	$779,595	$755,839	$746,834	$731,128	$1,184,471	$731,128
Tier 1 ratio	11.55%	10.77%	10.63%	10.53%	10.54%	11.55%	10.54%
Total capital	$1,369,231	$953,243	$929,148	$920,642	$905,222	$1,369,231	$905,222
Total capital ratio	13.36%	13.17%	13.07%	12.98%	13.05%	13.36%	13.05%
Total capital in excess of minimum
requirement	$356,930	$238,221	$271,600	$264,751	$263,580	$356,930	$263,580
Total risk-weighted assets	$10,251,147	$7,240,731	$7,108,629	$7,090,714	$6,936,665	$10,251,147	$6,936,665
Leverage ratio	9.05%	9.00%	8.84%	8.74%	8.69%	9.05%	8.69%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.36%	10.56%	10.46%	10.44%	10.31%	14.36%	10.31%
Ending tangible shareholders' equity to ending tangible assets	8.30%	8.41%	8.30%	8.25%	8.09%	8.30%	8.09%
Average shareholders' equity to average assets	14.23%	10.53%	10.54%	10.42%	10.36%	12.80%	10.36%
Average tangible shareholders' equity to average tangible assets	8.18%	8.36%	8.34%	8.21%	8.12%	5.16%	8.09%